UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2022

Inozyme Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39397	38-4024528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Summer Street, Suite 400 Boston, Massachusetts	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 330-4340

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INZY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 14, 2022, Inozyme Pharma, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Cowen and Company, LLC (collectively, the “Underwriters”), relating to an underwritten offering of 16,276,987 shares (the “Shares”) of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), and, in lieu of Common Stock to certain investors, pre-funded warrants (the “Pre-Funded Warrants”) to purchase 3,523,013 shares of Common Stock (the “Warrant Shares”). The closing of the offering is expected to take place on or about April 19, 2022, subject to the satisfaction of customary closing conditions. All of the Shares and Pre-Funded Warrants will be sold by the Company. The offering price of the Shares to the public is $3.69 per share, and the offering price of the Pre-Funded Warrants to the public is $3.6899 per share underlying each Pre-Funded Warrant. The Underwriters will purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $3.4686 per share and the Pre-Funded Warrants from the Company pursuant to the Underwriting Agreement at a price of $3.46851 per share underlying each Pre-Funded Warrant.

The Company estimates that the net proceeds from the offering will be approximately $68.3 million, after deducting underwriting discounts and commissions and estimated offering expenses.

Purchasers in the offering include a select group of healthcare focused institutional investors, including new and existing investors.

The Shares and the Pre-Funded Warrants will be issued pursuant to a shelf registration statement on Form S-3 that was filed with the Securities and Exchange Commission (“SEC”) on August 11, 2021 and declared effective by the SEC on August 23, 2021 (File No. 333-258702). A prospectus supplement relating to the offering has been filed with the SEC.

Each Pre-Funded Warrant will have an exercise price per share of Common Stock equal to $0.0001 per share. The exercise price and the number of shares of Common Stock issuable upon exercise of each Pre-Funded Warrant is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock. Each Pre-Funded Warrant will be exercisable from the date of issuance until the seventh anniversary thereof by means of a cashless exercise. Under the Pre-Funded Warrants, the Company may not effect the exercise of any Pre-Funded Warrant, and a holder will not be entitled to exercise any portion of any Pre-Funded Warrant that, upon giving effect to such exercise, would cause: (i) the aggregate number of shares of Common Stock beneficially owned by such holder (together with its affiliates) to exceed 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to the exercise; or (ii) the combined voting power of the Company’s securities beneficially owned by such holder (together with its affiliates) to exceed 9.99% of the combined voting power of all of the Company’s securities outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrant, which percentage may be changed at the holder’s election to a higher or lower percentage not in excess of 19.99% upon 61 days’ notice to the Company.

In addition, in certain circumstances, upon a fundamental transaction, a holder of Pre-Funded Warrants will be entitled to receive, upon exercise of the Pre-Funded Warrants, the kind and amount of securities, cash or other property that such holder would have received had they exercised the Pre-Funded Warrants immediately prior to the fundamental transaction; provided, however, that in the event of a fundamental transaction where the consideration consists solely of cash, solely of marketable securities or a combination thereof, each Pre-Funded Warrant will be deemed to be exercised in full in a cashless exercise effective immediately prior to and contingent upon the consummation of such fundamental transaction.

The foregoing descriptions of the terms of the Underwriting Agreement and the Pre-Funded Warrants are each qualified in their entirety by reference to the Underwriting Agreement and the Form of Pre-Funded Warrant, respectively, which are attached as Exhibit 1.1 and Exhibit 4.1 hereto and are herein incorporated by reference.

A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares, the Pre-Funded Warrants and the Warrant Shares is attached as Exhibit 5.1 hereto.

Item 8.01.	Other Events.

The full text of the press release announcing the pricing of the underwritten offering on April 14, 2022 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cash Runway

Based upon the Company’s current operating plan, the Company estimates that the net proceeds from the underwritten offering, together with the Company’s existing cash, cash equivalents and short-term investments, will enable the Company to fund its operating expenses and capital expenditure requirements into the fourth quarter of 2023. The Company has based this estimate on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated April 14, 2022, by and among Inozyme Pharma, Inc. and Jefferies LLC and Cowen and Company, LLC, as representatives of the underwriters named therein

4.1	Form of Pre-Funded Warrant

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Press Release dated April 14, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Forward Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the anticipated closing of the offering and the sufficiency of the Company’s cash resources. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with the satisfaction of customary closing conditions related to the offering; and the Company’s ability to conduct its ongoing Phase 1/2 clinical trials of INZ-701 for ENPP1 Deficiency and ABCC6 Deficiency; obtain and maintain necessary approvals from the FDA and other regulatory authorities; continue to advance its product candidates in preclinical studies and clinical trials; replicate in later clinical trials positive results found in preclinical studies and early-stage clinical trials of its product candidates; advance the development of its product candidates under the timelines it anticipates in planned and future clinical trials; obtain, maintain and protect intellectual property rights related to its product candidates; manage expenses; and raise the substantial additional capital needed to achieve its business objectives. For a discussion of other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, as well as discussions of potential risks, uncertainties and other important factors, in the Company’s most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof and should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2022	INOZYME PHARMA, INC.

	By:	/s/ Axel Bolte
Name: Axel Bolte
Title: President and Chief Executive Officer